CNA Income Shares, Inc.
--------------------------------------------------------------------------------

---------------------

Report for the Period       [CNN LOGO]
Ended June 30, 2001
---------------------

                             CONTENTS
  3    Letter to Shareholders
  5    Statement of Assets and Liabilities
  6    Statement of Operations
  7    Statement of Changes in Net Assets
  8    Statement of Cash Flows
  9    Notes to Financial Statements
 13    Schedule of Investments
 23    Financial Highlights
 24    Investment Objectives and Policies
 30    Automatic Dividend Reinvestment Plan
       Other Information

This report has been prepared for the information of shareholders of CNA Income Shares, Inc.

Dear Shareholder:

CNA Income Shares reported net income of $0.42 per share during the six months ended June 30, 2001, and declared dividends totaling $0.42 per share.

The Federal Reserve lowered the benchmark Federal Reserve Fed funds rate target six times during the first half of 2001, from 6.50% to 3.75%. The Federal Reserve Funds rate is the target rate on overnight loans between banks. The Federal Reserve bias indicated that the pattern of economic weakness continues to be evident, with declining capital spending and profitability for U.S. corporations, weak expansion of consumer spending, and slowing international growth. Although short-term rates have come down significantly, long-term rates, as reflected by the Treasury 10-and 30-year bonds, are actually up for the year.

For the first six months of 2001, CNA Income Shares maintained its $0.21 quarterly dividend rate and had a positive total return performance of 4.85%. This performance compares favorably with the six-month returns of several Lipper Bond Indices that reflect several segments of your bond portfolio. The Lipper Indices are based on the largest funds within the same investment objective and are printed daily in The Wall Street Journal. The Intermediate Corporate Index had a total return of 3.56%; the Corporate A-Rated Index had a total return of 3.62%; and the High Current Yield Index had a total return of 0.15%. Your company's portfolio mix as of June 30, 2001 consisted of approximately 65% bonds with an investment-grade rating, 28% high-yield bonds, 5% preferred stocks, and 2% Real Estate Investment Trust common stocks.

At the Annual Meeting held on July 9, 2001, 82.9% of the common stock of the Company was represented. Each proposal was approved by the stockholders. The results of the election, expressed as a percentage of the shares voting, were as follows:

                                                    FOR    AGAINST   ABSTAIN
                                                    ----   -------   -------
1. Election of Directors                            72.0    28.0       0.0
2. Approval of Highland Capital Management, L.P.
   as the new investment adviser of the fund        67.0     3.0      30.0
3. Approval of the amendment to the Company's
   charter to permit the issuance of preferred
   stock of the Company                             53.6*    4.0*     25.4*
4. Approval of the amendment to the Company's
   fundamental investment policies to expand its
   ability to issue senior securities               54.6*    3.4*     25.0*
5. Ratification of Deloitte & Touche LLP as
   independent auditors                             98.2     0.6       1.2

* Represents percentage of shares entitled to vote.

                      Sincerely,

                      /s/ Marilou R. McGirr
                      Marilou R. McGirr
                      Chairman of the Board and President

July 30, 2001

Dear Shareholder,

Thank you for responding to the most recent proxy solicitation in a timely manner. As of the close of business on July 30, 2001, Highland Capital Management, L.P. will be assuming all responsibilities as investment adviser to CNA Income Shares Inc. While we at Highland have not had the chance to formally introduce ourselves, you can find more information about us at www.hcmlp.com and www.prospectstreet.net.

In addition to the change in investment adviser, the following changes will be effective as of the close of business on July 30, 2001:

PRINCIPAL OFFICE
Highland Capital Management, L.P.
13455 Noel Road, Suite 1300
Dallas, TX 75240

DIRECTORS
James Dondero
John Honis
Timothy Hui
Scott Kavanaugh
James Leary

LEGAL ADVISER
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038-4982

Once again, thank you for your prompt response. We at Highland are very excited about this opportunity and look forward to working for you in the future.

Sincerely,
Highland Capital Management, L.P.

CNA INCOME SHARES, INC.
STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2001 (UNAUDITED)

ASSETS:
In custody of The Chase Manhattan Bank, N.A.
  Investments (See Schedule of Investments) (Notes A and D):
    Debt securities, preferred stock, common stock and
      warrants at market value (cost $100,919,031)..........  $ 94,135,520
    Cash....................................................         1,031

Receivables:
  Interest..................................................     2,729,034
  Securities sold -- not received...........................     2,387,000
                                                              ------------
      TOTAL ASSETS..........................................    99,252,585
LIABILITIES:
Payables:
  Securities purchased -- not received......................       322,500
  Dividend payable..........................................     1,959,126
  Accounts payable and accrued expenses.....................       211,069
  Interest payable..........................................       148,497
Bank Credit Facility (Note B)...............................    30,000,000
                                                              ------------
      TOTAL LIABILITIES.....................................    32,641,192
                                                              ------------
NET ASSETS, equivalent to $7.14 per share on 9,329,170
  shares outstanding........................................  $ 66,611,393
                                                              ============
NET ASSETS REPRESENTED BY:
  Capital stock $1 par value Authorized: 15,000,000 shares
    issued and outstanding: 9,329,170 shares................  $  9,329,170
  Paid-in surplus...........................................   101,438,632
                                                              ------------
                                                              $110,767,802
  Earned Surplus (deficit)
    Accumulated net realized gain(loss) on investments......   (37,884,058)
    Undistributed net investment income.....................       511,161
  Net unrealized depreciation...............................    (6,783,512)
                                                              ------------
      NET ASSETS APPLICABLE TO CAPITAL STOCK OUTSTANDING....  $ 66,611,393
                                                              ============

                 See Accompanying Notes to Financial Statements

CNA INCOME SHARES, INC.
STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME
INCOME:
Interest Income...........................................         $ 4,965,241
Dividend Income...........................................             285,231
Discount Earned...........................................             149,304
                                                                   -----------
             TOTAL INVESTMENT INCOME......................           5,399,776
EXPENSES:
Investment advisory fee (Note G)...........        171,682
Accounting services and expenses...........         30,661
Insurance..................................         29,671
Directors' fees and expenses (Note G)......         25,221
Shareholder reports........................         17,803
Auditing and consulting fees...............         14,837
Mailing expenses...........................         14,837
Transfer agent and registrar...............         11,868
Registration and filing fees...............         11,405
Bank Credit Facility expenses..............         11,374
Dividend disbursing services...............          9,890
Legal fees and expenses....................          7,417
State and local taxes......................          4,055
Custodian fees.............................          2,392
                                               -----------
             Total Operating Expenses......        363,113
Interest expenses (Note B).................      1,089,565           1,452,678
                                               -----------         -----------
             NET INVESTMENT INCOME........................           3,947,098
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
(excluding short-term notes) (Notes A and E):
NET REALIZED GAIN (LOSS) FROM SECURITY TRANSACTIONS.......          (6,735,572)
                                                                   -----------
UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS:
Beginning of year..........................    (12,779,424)
End of period..............................     (6,783,512)
                                               -----------
NET DECREASE IN UNREALIZED DEPRECIATION...................           5,995,912
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....            (739,660)
                                                                   -----------
             NET INCREASE (DECREASE) IN NET ASSETS
               RESULTING FROM OPERATIONS..................         $ 3,207,438
                                                                   ===========

                 See Accompanying Notes to Financial Statements

CNA INCOME SHARES, INC.
STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
AND THE YEARS ENDED DECEMBER 31, 2000

                                                SIX MONTHS           YEAR
                                                  ENDED             ENDED
                                                6/30/2001            2000
                                               ------------      ------------
FROM INVESTMENT ACTIVITIES:
Net investment income...................          3,947,098         8,317,184
Net realized gain (loss) from security
  transactions..........................         (6,735,572)       (6,176,814)
Net decrease in unrealized
  depreciation..........................          5,995,912        (5,624,244)
                                               ------------      ------------
Net increase (decrease) in net assets
  resulting from operations.............          3,207,438        (3,483,874)
Dividends to shareholders from net
  investment income ($0.42 and $0.90 per
  share, respectively)..................         (3,908,192)       (8,297,108)

FROM CAPITAL SHARE
TRANSACTIONS(Notes B and F):
Increase in net assets due to shares
  issued to shareholders on reinvestment
  of net investment income..............            353,050           772,195
                                               ------------      ------------
  Net change in net assets..............           (347,704)      (11,008,787)

NET ASSETS:
BEGINNING OF YEAR.......................         66,959,097        77,967,884
                                               ------------      ------------
END OF PERIOD (INCLUDING UNDISTRIBUTED
  NET INVESTMENT INCOME OF $511,161 AND
  $1,095,115, RESPECTIVELY).............       $ 66,611,393      $ 66,959,097
                                               ============      ============

                 See Accompanying Notes to Financial Statements

CNA INCOME SHARES, INC.
STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED JUNE 30, 2001

INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
  Proceeds from sales of securities........................    $ 73,254,237
  Purchase of securities...................................     (74,042,338)
  Gross investment income..................................       5,012,394
  Expenses paid............................................        (458,263)
  Interest paid............................................        (941,067)
  Dividends received.......................................         285,231
                                                               ------------
           NET CASH PROVIDED BY OPERATING ACTIVITIES:......       3,110,194
                                                               ============
CASH FLOWS FROM FINANCING ACTIVITIES:
  Dividends reinvested.....................................         353,050
  Dividends paid in cash...................................      (3,898,133)
                                                               ------------
           NET CASH USED FOR FINANCING ACTIVITIES..........      (3,545,083)
Net Increase (decrease) in cash............................        (434,889)
Cash at beginning of year..................................         435,920
                                                               ------------
Cash at end of period......................................    $      1,031
                                                               ============
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO
  NET CASH PROVIDED BY OPERATING ACTIVITIES
  Net increase in net assets resulting from
    operations.............................................       3,207,438
  Net decrease in investments..............................       2,588,886
  Decrease in interest receivable..........................         144,916
  Increase in receivables for investments sold.............      (2,347,064)
  Decrease in accounts payable and accrued
    expenses...............................................        (470,560)
  Decrease in interest payable.............................         (13,422)
                                                               ------------
           NET CASH PROVIDED BY OPERATING ACTIVITIES.......    $  3,110,194
                                                               ============

                 See Accompanying Notes to Financial Statements

CNA INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED 6/30/01 (UNAUDITED)
AND FOR THE YEAR ENDED 12/31/00

A.  Significant Accounting Policies:

    The Company is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. The following is a summary of significant accounting policies consistently followed by the Company. The policies are in conformity with generally accepted accounting principles.

    (1) Investments in debt securities are valued at the average of representative closing bid prices on the last business day of the accounting period. Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the accounting period; equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the closing bid price on that date. Short-term notes are valued at cost plus accrued discount earned. Securities for which market quotations are not readily available (which include all restricted securities) are valued at fair value as determined in good faith by the Company's Board of Directors; such values require the use of estimates.

        The Company adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Company amortized premiums and discounts on debt securities effective January 1, 2001. Prior to this date, the Company did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Company, but resulted in a decrease to cost of securities as of December 31, 2000 of $622,860 and a corresponding increase in investment income as of June 30, 2001 of $147,756.

        For tax purposes, premiums on debt securities are not being amortized and discounts are not being accrued except for original issue discounts as the Company engages in portfolio trading from time to time. Such portfolio trading makes it unlikely that most investments would be held to maturity.

    (2) Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned.

    (3) It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. There-

CNA INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS--(Continued)

       fore, no Federal income tax provision is required. Gain or loss on sales of securities is determined on the basis of average cost for financial statement purposes and identified cost for Federal income tax purposes. The identified cost of investments owned at December 31, 2000 was $110,126,690; based upon Federal tax cost of investments, the unrealized loss was ($13,402,284). At December 31, 2000, there was a capital loss carry-over of approximately $11,887,782, which expires as follows:
       $2,203,423 in 2002, $350,141 in 2003, $1,390,664 in 2006, $3,206,180 in
       2007 and $4,737,374 in 2008. This carry-over will be used to offset future net capital gains, if any.

B.  Bank Credit Facility:

    On June 2, 1997, the Company entered into a five year bank credit facility (the "Credit Facility") with the First National Bank of Chicago as administrative agent (the "Agent") in the amount of $30,000,000. The interest rate on the Credit Facility was a variable interest rate based on the Company's choice of either: (i) a spread over Bank One's N.A. prime rate or (ii) a spread over the London Interbank Offered Rate (LIBOR). The initial interest rate was 7.48% per annum as of June 2, 1997.

    At the same time that the Company entered into the Credit Facility, it also entered into an interest rate swap transaction to hedge the variable interest payment obligations of the Credit Facility. During the term of the swap transaction, it effectively converted the variable interest rate obligation of the Credit Facility into a fixed interest rate obligation, because the Company selected interest periods for the Credit Facility which matched the payments it received under the interest rate swap transaction. Thus, the effective interest rate that the Company paid during the term of the interest rate swap was fixed at 7.48% per annum. The Company terminated the interest swap on April 15, 2001 which resulted in a $740,000 realized loss. After the termination of the interest rate swap transaction, the Company accrued interest at 6.688% which was equal to six month LIBOR as determined on November 30, 2000 plus 40 basis points. The interest rate on the Credit Facility was reset on June 2, 2001 to 4.40% which was equal to six month LIBOR as determined on May 30, 2001 plus 40 basis points. The Credit Facility including accrued interest was repaid on July 23, 2001 and terminated.

    The Company incurred $92,500 of deferred expenses associated with the Credit Facility and related interest rate swap transaction. The expenses had been deferred and amortized on a straight-line basis over a period of five years. At the termination of the Credit Facility, the remaining deferred balance was written-off.

CNA INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS--(Continued)

C.  Preferred Stock Offering:

    On July 23, 2001, the Fund issued 1,200 shares of Series T Auction Rate Cumulative Preferred Shares, $25,000 liquidation preference, for a total issuance of $30 million. Costs associated with the offering of approximately $484,000 were charged against additional paid in capital upon issuance. The Company used the net proceeds of the offering to pay down the Company's Credit Facility (See Note B). Preferred shares pay dividends based on a rate set at auctions, normally held every 7 days. In most instances dividends are also payable every 7 days, on the first business day following the end of the rate period.

D.  Securities Loaned:

    During the six months ended June 30, 2001 the Company did not loan any securities.

E.  Purchases and Sales of Investments other than Short-term Notes:

                                                                  PROCEEDS
                                                                    FROM
                                                  COST OF         SALES OR
                                                 PURCHASES       MATURITIES
                                                -----------      -----------
    Corporate Bonds....................         $20,024,713      $20,926,588
    Preferred Stock....................           2,756,811          915,210
    Common Stock.......................           1,021,576        2,444,821
    Warrants...........................                   0           92,647

F.  Capital Stock:

    At June 30, 2000, the authorized capital stock of the Company consists of 15,000,000 shares of $1 par value. 9,523,676 shares have been registered for sale, 267 are treasury shares, 9,327,170 shares are issued and outstanding. On July 23, 2001, the Company issued 1,200 shares of Series T Auction Rate Cumulative Preferred Stock with a liquidation preference of $25,000. See Note B.

G.  Transactions with Affiliated Companies:

    Continental Assurance Company (CAC), a wholly-owned subsidiary of CNA Financial Corporation, provided various services as investment advisor to the Company. The Company paid a fee at an annual rate of 1/2 of 1% (.5%) of the average weekly net assets of the Company for these services. The Company also pays its other costs and expenses of operating the Company directly. The agreement between the Company and CAC, however, provides for a ceiling on certain of these costs and expenses. If this ceiling is exceeded, CAC is required to reimburse the Company. As of June 30, 2001, no such expense reimbursement was required. As of

CNA INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS--(Continued)

    June 30, 2001, all officers of the Company were officers or employees of CAC or its affiliates. Only unaffiliated directors receive directors' fees.

    On April 26, 2001, Continental Assurance Company entered into an agreement to sell certain of its assets and goodwill relating to the management of the Company to Highland Capital Management, L.P. (Highland) effective at the close of business on July 30, 2001. During the period between July 1, 2001 and July 30, 2001, Continental Assurance Company earned approximately $27,750 in management fees. As of July 30, 2001, the Company entered into a new advisory agreement with Highland. Management fees paid by the Company to Highland are calculated at the same rate as under the investment advisory contract with CAC. On July 30, 2001, officers or employees of Highland or its affiliates became officers of the Company. Only directors unaffiliated with Highland receive directors' fees.

H.  Unaudited Quarterly Results of Operations:

    The following is a summary of 2001 and 2000 March and June unaudited quarterly results of operations:

                                                             NET REALIZED AND
                                                             UNREALIZED GAINS
                                     NET INVESTMENT             (LOSSES) ON
                                         INCOME                 INVESTMENTS
                                 ----------------------   -----------------------
    THREE MONTHS    INVESTMENT     AMOUNT     PER SHARE     AMOUNT      PER SHARE
    --------------  ----------   ----------------------   -----------------------
    Mar. 31,
      2001........  $2,694,345   $1,967,913     0.21      $ 1,422,086    $ 0.15
    Jun. 30,
      2001........   2,705,431    1,979,185     0.21         (739,660)    (0.07)
    -----------------------------------------------------------------------------
    Mar. 31,
      2000........  $2,994,258   $2,240,401     0.24      $  (547,605)   $(0.06)
    Jun. 30,
      2000........   3,056,957    2,309,724     0.25       (3,383,580)    (0.37)

CNA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS
JUNE 30, 2001

PRINCIPAL                                                         MARKET
  AMOUNT                                            COST         VALUE(1)
----------                                      ------------   ------------
DEBT SECURITIES--132.3%
             AEROSPACE--2.7%
$1,000,000   Northrop-Grumman Corporation
               9.375% Deb, Due 10/15/2024....   $  1,103,614   $  1,072,422
 1,000,000   Sabreliner Corp.
               11.000% Sr Nts, Due
               6/15/2008.....................        908,334        751,250
                                                ------------   ------------
                                                   2,011,948      1,823,672
                                                ------------   ------------
             AUTOMOTIVE--4.4%
 1,000,000   Auburn Hills Trust
               12.000% Deb,
               Due 5/1/2020..................      1,000,000      1,403,393
 1,250,000   J.L. French Automotive
               Castings, Inc.
               11.500% Co Gtd Nts, Due
               6/1/2009......................        972,308        456,250
 1,000,000   Visteon Corporation
               8.250% Sr Nts,
               Due 8/1/2010..................        984,220      1,047,958
                                                ------------   ------------
                                                   2,956,528      2,907,601
                                                ------------   ------------
             APPAREL--1.4%
 1,000,000   Supreme International Corp.
               12.250% Co Gtd Nts, Due
               4/1/2006......................        988,520        950,000
                                                ------------   ------------
             BANKS--9.0%
 1,000,000   BT Capital Trust
               7.900% Co Gtd Nts, Due
               1/15/2027.....................        988,720        992,910
 2,000,000   BankAmerica Institutional
               Capital A
               8.070% Co Gtd Nts, Due
               12/31/2026....................      2,015,056      1,990,326
 2,000,000   Washington Mutual Capital 1
               8.375% Co Gtd Nts, Due
               6/1/2027......................      2,044,873      2,029,540
 1,000,000   Zions Instit Capital Trust A
               8.536% Co Gtd Nts, Due
               12/15/2026....................      1,076,568      1,008,800
                                                ------------   ------------
                                                   6,125,217      6,021,576
                                                ------------   ------------

CNA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS--(Continued)

PRINCIPAL                                                         MARKET
  AMOUNT                                            COST         VALUE(1)
----------                                      ------------   ------------
DEBT SECURITIES--(Cont'd)
             BROADCASTING--4.9%
$1,500,000   Clear Channel
               Communications, Inc.
               7.250% Deb,
               Due 10/15/2027................   $  1,379,664   $  1,415,603
 1,500,000   Globo Communicacoes Part
               10.625% Unsub, Due
               12/5/2008(2)..................      1,305,761      1,218,750
 1,000,000   XM Satellite Radio Inc.
               14.000% Units, Due
               3/15/2010(2)..................        799,664        605,000
                                                ------------   ------------
                                                   3,485,089      3,239,353
                                                ------------   ------------
             CABLE--8.2%
 1,500,000   CF Cable TV, Inc.
               9.125% Sec. Nts,
               Due 7/15/2007.................      1,531,545      1,506,224
 1,000,000   Cablevision S.A.
               13.750% Bds,
               Due 5/1/2009..................        896,524        705,000
 1,000,000   Tele-Communications, Inc.
               9.800% Deb,
               Due 2/1/2012..................      1,065,695      1,181,009
 1,750,000   Tele-Communications, Inc.
               10.125% Deb,
               Due 4/15/2022.................      1,777,747      2,081,853
                                                ------------   ------------
                                                   5,271,511      5,474,085
                                                ------------   ------------
             CHEMICALS--6.6%
 1,000,000   Equistar Chemicals LP
               8.750% Sr Nts,
               Due 2/15/2009.................      1,013,242        917,644
 1,000,000   Montell Finance Co--B.V.
               8.100% Co Gtd Nts, Due
               3/15/2027.....................      1,010,657        937,110
 1,000,000   RPM Inc.
               7.000% Sr Nts,
               Due 6/15/2005.................        952,681        956,864
 1,500,000   Union Carbide Corporation
               8.750% Sr Nts,
               Due 8/1/2022..................      1,581,399      1,615,481
                                                ------------   ------------
                                                   4,557,979      4,427,099
                                                ------------   ------------

CNA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS--(Continued)

PRINCIPAL                                                         MARKET
  AMOUNT                                            COST         VALUE(1)
----------                                      ------------   ------------
DEBT SECURITIES--(Cont'd)
             COMMUNICATIONS--12.6%
$1,500,000   AMSC Acquisition Company, Inc.
               12.250% Co Gtd Nts, Due
               4/1/2008......................   $  1,307,088   $    315,000
 1,500,000   CIA Radiocomunic Moviles
               9.250% Nts,
               Due 5/8/2008..................      1,422,788      1,125,000
 1,000,000   Celcaribe SA
               14.500% Sr Nts,
               Due 3/15/2004.................      1,000,000        740,000
 1,000,000   IMPSAT Corporation
               12.125% Co Gtd Nts, Due
               7/15/2003.....................      1,000,000        530,000
 1,500,000   Orion Network Systems
               11.250% Sr Nts,
               Due 1/15/2007.................      1,472,532        675,000
 1,000,000   PF Net Communications, Inc.
               13.750% Sr Nts, Due
               5/15/2010.....................        805,838        300,000
 2,000,000   Sprint Spectrum L.P.
               11.000% Sr Nts,
               Due 8/15/2006.................      2,098,580      2,107,472
 1,000,000   Telephone & Data Systems
               8.400% Med Term Nts, Due
               2/24/2023.....................      1,020,916      1,018,334
 1,000,000   Telephone & Data Systems
               9.550% Med Term Nts, Due
               11/15/2021....................      1,009,550      1,027,871
 1,250,000   Williams Communications
               Group, Inc.
               11.875% Sr Nts, Due 8/1/2010..      1,037,773        518,750
                                                ------------   ------------
                                                  12,175,065      8,357,427
                                                ------------   ------------
             ELECTRONICS DISTRIBUTION--0.9%
 1,000,000   Reptron Electronics Inc.
               6.750% Sub Nts, Due
               8/1/2004......................        701,266        576,250
                                                ------------   ------------

CNA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS--(Continued)

PRINCIPAL                                                         MARKET
  AMOUNT                                            COST         VALUE(1)
----------                                      ------------   ------------
DEBT SECURITIES--(Cont'd)
             ENERGY--5.3%
$1,000,000   Husky Oil Ltd.
               8.900% Bds,
               Due 8/15/2028.................   $    997,532   $  1,013,175
 1,000,000   Energy Corp of America
               9.500% Sr Sub Nts, Due
               5/15/2007.....................        822,189        787,500
 1,500,000   Pennzenergy Company
               10.250% Deb,
               Due 11/1/2005.................      1,670,484      1,722,306
                                                ------------   ------------
                                                   3,490,205      3,522,981
                                                ------------   ------------
             ENTERTAINMENT--4.1%
 1,000,000   Liberty Media Group
               8.500% Nts, Due 7/15/2029.....        997,270        884,534
 1,500,000   Time Warner Entertainment
               Company L.P.
               10.150% Nts, Due 5/1/2012.....      1,583,536      1,832,951
                                                ------------   ------------
                                                   2,580,806      2,717,485
                                                ------------   ------------
             FINANCIAL--3.2%
 2,000,000   Ford Motor Credit Corp
               9.030% Nts, Due 12/30/2009....      2,065,475      2,162,430
                                                ------------   ------------
             FOOD/RETAIL--1.6%
 1,000,000   Shoppers Food Warehouse Corp.
               9.750% Co Gtd Nts, Due
               6/15/2004.....................      1,032,351      1,041,711
                                                ------------   ------------

CNA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS--(Continued)

PRINCIPAL                                                         MARKET
  AMOUNT                                            COST         VALUE(1)
----------                                      ------------   ------------
DEBT SECURITIES--(Cont'd)
             FOREST PRODUCTS--6.3%
$1,000,000   Boise Cascade Corporation
               9.850% Nts, Due 6/15/2002.....   $  1,013,038   $  1,031,976
 1,000,000   Corp Durango
               13.125% Sr Nts, Due 8/1/2006..        961,327      1,010,000
 1,200,000   Georgia Pacific Corporation
               9.500% Deb, Due 5/15/2022.....      1,179,000      1,196,633
 1,255,000   Scotia Pacific Company LLC
               7.710% Nts, Due 1/20/2014.....        985,820        940,823
                                                ------------   ------------
                                                   4,139,185      4,179,432
                                                ------------   ------------
             GOVERNMENT DEBT--6.2%
             United States--1.2%
   513,000   U.S. Treasury Bonds
               15.750% Due 11/15/2001........        530,373        535,550
   255,000   U.S. Treasury Bonds
               11.625% Due 11/15/2004........        256,443        308,311
                                                ------------   ------------
                                                     786,816        843,861
                                                ------------   ------------
             INTERNATIONAL AGENCIES--5.0%
 3,000,000   International Bank for
               Reconstruction & Development
               12.375% Due 10/15/2002........      3,090,316      3,302,199
                                                ------------   ------------
             HOUSEWARES--0.5%
 1,000,000   Holmes Products Corp.
               9.875% Co Gtd Nts, Due
               11/15/2007....................        349,091        360,000
                                                ------------   ------------
             INTERNET--0.1%
   500,000   Cybernet Internet Services
               14.000% Serv Units, Due
               7/1/2009......................        500,000         70,000
                                                ------------   ------------
             LANDSCAPING PRODUCTS--1.9%
 1,500,000   Toro Company
               7.800% Deb,
               Due 6/15/2027.................      1,246,875      1,233,489
                                                ------------   ------------

CNA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS--(Continued)

PRINCIPAL                                                         MARKET
  AMOUNT                                            COST         VALUE(1)
----------                                      ------------   ------------
DEBT SECURITIES--(Cont'd)
             METALS--2.1%
$1,000,000   Haynes International, Inc.
               11.625% Sr Nts,
               Due 9/1/2004..................   $    959,707   $    535,000
 1,000,000   Kaiser Aluminum & Chemicals
               12.750% Sr Sub Nts, Due
               2/1/2003......................      1,000,000        890,000
                                                ------------   ------------
                                                   1,959,707      1,425,000
                                                ------------   ------------
             MINING--3.5%
 1,500,000   Cyprus Amax Minerals Inc,
               8.375% Deb,
               Due 2/1/2023..................      1,439,647      1,492,743
 1,000,000   Grupo Minero Mexico SA
               8.250% Co Gtd Nts,
               Due 4/1/2008..................        888,465        841,250
                                                ------------   ------------
                                                   2,328,112      2,333,993
                                                ------------   ------------
             MORTGAGE BANKING--3.0%
 2,000,000   Countrywide Capital I
               8.000% Co Gtd Nts, Due
               12/15/2026....................      1,893,824      1,968,908
                                                ------------   ------------
             PHARMACEUTICALS--1.2%
 1,000,000   Vertex Pharmaceuticals
               5.000% Conv,
               Due 9/19/2007.................        747,321        820,000
                                                ------------   ------------
             RETAIL/DEPARTMENT STORES--4.0%
 1,000,000   Ames Department Stores, Inc.
               10.000% Sr Nts, Due
               4/15/2006.....................        865,688        215,000
 1,000,000   Penney (JC) Company, Inc.
               9.750% Deb, Due 6/15/2021.....        661,201        877,840
 1,500,000   The May Department Stores
               Company
               8.300% Co Gtd Nts, Due
               7/15/2026.....................      1,557,768      1,546,472
                                                ------------   ------------
                                                   3,084,657      2,639,312
                                                ------------   ------------
             SATELLITE TELEVISION--2.0%
 1,500,000   Innova S DE R.L.
               12.875% Sr Nts, Due 4/1/2007..      1,429,736      1,357,500
                                                ------------   ------------

CNA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS--(Continued)

PRINCIPAL                                                         MARKET
  AMOUNT                                            COST         VALUE(1)
----------                                      ------------   ------------
DEBT SECURITIES--(Cont'd)
             SEMI-CONDUCTOR EQUIPMENT--0.9%
$1,500,000   Integrated Process Equipment
               Corp.
               6.250% Bds, Due 9/15/2004.....   $    977,362   $    628,125
                                                ------------   ------------
             TELECOM SERVICES--1.3%
 1,000,000   Mastec, Inc.
               7.750% Sr Sub Nts., Due
               2/1/2008......................        963,175        845,000
                                                ------------   ------------
             TEXTILE--1.3%
 1,000,000   Advanced Glassfiber Yarn
               9.875% Sr Sub Nts, Due
               1/15/2009.....................        980,000        850,000
                                                ------------   ------------
             TRANSPORTATION--24.2%
             Airlines--19.0%
   932,900   Airplane Pass-Thru Trust
               8.150% Co Gtd Nts, Due
               3/15/2019.....................        933,574        888,018
 2,250,000   American Airlines, Inc.
               10.180% Col Ts, Due
               1/2/2013......................      2,208,730      2,382,413
   738,080   Atlantic Coast Airlines, Inc.
               8.750% Pass Thru Costs, Due
               1/1/2007(2)...................        738,212        752,883
   829,639   Atlas Air, Inc.
               8.770% Pass Thru Costs, Due
               1/2/2011......................        814,034        844,731
 2,243,000   Delta Air Lines, Inc.
               10.790% Equip Tr Cert, Due
               3/26/2014(2)..................      2,243,000      2,488,721
 1,250,000   Delta Air Lines, Inc.
               10.500% Pass Thru Costs, Due
               4/30/2016.....................      1,338,750      1,319,413
   941,149   Midway Airlines
               8.140% Pass Thru Costs, Due
               1/2/2013......................        941,149        899,983
   934,017   Northwest Airlines, Inc.
               8.130% Pass Thru Costs, Due
               2/1/2014......................        909,587        942,638

CNA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS--(Continued)

PRINCIPAL                                                         MARKET
  AMOUNT                                            COST         VALUE(1)
----------                                      ------------   ------------
DEBT SECURITIES--(Cont'd)
$1,000,000   United Airlines, Inc.
               10.850% Equip Tr Cert, Due
               7/15/2014.....................   $  1,000,000   $  1,098,270
 1,000,000   United Airlines, Inc.
               10.850% Equip Tr Cert, Due
               2/19/2015.....................      1,000,000      1,067,230
                                                ------------   ------------
                                                  12,127,037     12,684,299
                                                ------------   ------------
             LEASING--3.8%
 1,000,000   Interpool Capital Trust
               9.875% Co Gtd Nts, Due
               2/15/2027.....................        974,222        697,551
 1,000,000   Amerco Shelf 1
               7.850% Sr Nts, Due 5/15/2003..        979,639        994,169
 1,000,000   SUSA Partnership, L.P.
               7.450% Debs, Due 7/1/2018.....        998,820        846,524
                                                ------------   ------------
                                                   2,952,681      2,538,244
                                                ------------   ------------
             MOVERS--1.4%
 1,000,000   North American Van Lines
               13.375% Sr Sub Nts, Due
               12/1/2009(2)..................        930,137        920,000
                                                ------------   ------------
             UTILITIES--8.8%
             Electric--4.5%
 1,250,000   Espirito Santo Centrais
               10.000% Sr Nts, Due
               7/15/2007.....................      1,227,500        950,000
 1,000,000   AES Corporation
               8.750% Sr Nts, Due 6/15/2008..        991,285        982,500
 1,000,000   Southern Energy, Inc.
               10.060% Pass Thru Certs, Due
               12/30/2028....................      1,004,912      1,059,400
                                                ------------   ------------
                                                   3,223,697      2,991,900
                                                ------------   ------------

CNA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS--(Continued)

PRINCIPAL                                                         MARKET
  AMOUNT                                            COST         VALUE(1)
----------                                      ------------   ------------
DEBT SECURITIES--(Cont'd)
             Gas--2.2%
$1,000,000   Atmos Energy Corp
               7.375% Sr Nts, Due 5/15/2011..   $    999,400   $  1,012,632
   552,920   Transgas de Occidente S.A.
               9.790% Sr Nts, Due 11/1/2010..        566,698        475,511
                                                ------------   ------------
                                                   1,566,098      1,488,143
                                                ------------   ------------
             Telephone--2.1%
 1,500,000   Telefonica De Argentina
               9.125% Nts, Due 5/7/2008......      1,387,010      1,387,500
                                                ------------   ------------
             TOTAL DEBT
             SECURITIES--132.2%..............     94,104,796     88,088,573
                                                ============   ============
PREFERRED STOCK--6.0%
NUMBER OF
  SHARES
---------
    10,000   Adelphia Communications.........        935,000        980,000
     1,000   Broadwing Communications........      1,015,000        990,000
    19,700   Georgia Pacific.................        638,636        739,144
    25,000   Global Crossing LTD.............      1,463,750        987,500
    20,000   Loral Space & Communications
               Ltd...........................        886,875        285,000
                                                ------------   ------------
                                                   4,939,261      3,981,644
                                                ------------   ------------
COMMON STOCK--2.8%
NUMBER OF
  SHARES
---------
    25,000   Equity Office Property Trust
               Company.......................        423,702        474,450
    45,000   Hospitality Properties Trust....      1,005,689      1,282,500
    88,522   Hybridon, Inc...................         49,572        103,571
     1,000   Motels of America, Inc..........             15             10
                                                ------------   ------------
                                                   1,478,979      1,860,531
                                                ------------   ------------

CNA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS--(Continued)

PRINCIPAL                                                         MARKET
  AMOUNT                                            COST         VALUE(1)
----------                                      ------------   ------------
WARRANTS--0.3%
NUMBER OF
 WARRANTS
---------
    11,850   Capital Pac Holdings, Inc.......              0              0
     6,000   Convergent Communications.......              0            600
       500   Cybernet Internet...............              0              0
     1,000   Epic Resorts....................              0             10
    92,977   Hybridon, Inc...................              0          4,649
     1,500   Ionica Plc......................              0              0
     1,500   Motient Corporation.............             15          1,125
    17,481   Pathmark Stores, Inc............              0        153,483
     1,000   PF Net Communications...........        236,000         20,000
     1,000   XM Satellite Radio..............        140,000         24,875
     3,000   Waminet, Inc....................         19,980             30
                                                ------------   ------------
                                                     395,995        204,772
                                                ------------   ------------
             TOTAL DEBT SECURITIES, PREFERRED
               AND COMMON
               STOCKS AND WARRANTS--
               141.3%........................   $100,919,031   $ 94,135,520
                                                ============   ============

-------------------------
(1) For determination of Market Value see Note A to Financial Statements.

(2) Security may be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.

(3) The Total Market Value represents 141.3% of the Net Assets at June 30, 2001.

CNA INCOME SHARES, INC.
FINANCIAL HIGHLIGHTS
--------------------------

Increase (Decrease) in Net Asset Value:

                        SIX MONTHS*           FOR THE YEAR ENDED DECEMBER 31,
                           ENDED      ------------------------------------------------
                          6/30/01      2000      1999       1998      1997      1996
                        -----------   -------   -------   --------   -------   -------
PER SHARE OPERATING
PERFORMANCE
Net Asset Value
  beginning of year...    $  7.21     $  8.49   $  9.70   $  10.75   $ 10.23   $  9.75
                          =======     =======   =======   ========   =======   =======
Investment income--
  net.................    $  0.42     $   .90   $  0.96   $   0.97   $  0.98   $  0.99
Realized and
  unrealized (loss)
  gain on
  investments--net....    $ (0.07)    $ (1.28)  $ (1.21)  $  (1.06)  $  0.50   $  0.47
                          -------     -------   -------   --------   -------   -------
Total from investment
  operations..........    $  0.35     $ (0.38)  $ (0.25)  $  (0.09)  $  1.48   $  1.46
Total distributions to
  shareholders........    $ (0.42)    $ (0.90)  $ (0.96)  $  (0.96)  $ (0.96)  $ (0.98)
                          -------     -------   -------   --------   -------   -------
Net asset value, end
  of period...........    $  7.14     $  7.21   $  8.49   $   9.70   $ 10.75   $ 10.23
                          =======     =======   =======   ========   =======   =======
Market price per share
  end of period.......    $  8.14     $6.8125   $ 7.125   $10.1875   $ 12.00   $ 10.25
                          =======     =======   =======   ========   =======   =======

TOTAL INVESTMENT
RETURN**
Based on market price
  per share...........      25.65%       8.25%   (20.63%)    (7.10%)   26.43%     9.56%
Based on net asset
  value per share.....       4.85%     (4.485%)   (2.58%)    (0.84%)   14.47%    14.97%

RATIO TO AVERAGE NET
ASSETS
Operating Expenses....       0.55%+      1.03%     0.97%      0.95%     0.82%     0.87%
Total Expenses........       2.18%+      4.03%     3.66%      3.53%     3.29%     3.52%
Investment income--
  net.................       5.93%+     11.38%    10.45%      9.92%     9.47%    10.02%
                          -------     -------   -------   --------   -------   -------

SUPPLEMENTAL DATA
Net assets--end of
  thousands)..........    $66,611     $66,959   $77,968   $ 87,286   $95,026   $88,723
Portfolio turnover....      23.55%      33.04%    36.16%     26.74%    59.86%    65.73%

 *Unaudited

**Total investment return based on market value may result in substantially different returns than Investment return based on net asset value, because market value can be significantly greater or lesser than the net asset value.

  +Not annualized

INVESTMENT OBJECTIVES AND POLICIES

The primary investment objective of the Company is to provide a high level of current income, with capital appreciation as a secondary objective. In seeking to achieve its objectives, the Company must invest its assets in the following manner:

A.  At least 50% of the value of the Company's total assets must be invested in:

    (1) Straight debt securities or debt securities which are convertible into or exchangeable for, or which carry warrants to purchase common stock or other interests, which are rated at the time of purchase within the four highest classifications assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa), Standard & Poor's Corporation (AAA, AA, A or BBB), or Duff & Phelps Inc. (AAA, AA, A or BBB). Any subclassifications of the ratings indicated shall not be deemed to be separate classifications for purposes of the Company's investment objectives and policies and investment restrictions (e.g., Moody's Aa1, Aa2 and Aa3 subclassifications shall be included within its Aa classification);

    (2) Securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

    (3) Securities (payable in U.S. dollars) of, or guaranteed by, the Government of Canada or a Province of Canada or any instrumentality or political subdivision thereof;

    (4) Obligations of, or guaranteed by, national or state banks or bank holding companies whose primary assets are banks, and which obligations, although not rated as a matter of policy by either Moody's Investors Service, Inc., Standard & Poor's Corporation or Duff & Phelps Inc. are considered by management to have investment quality comparable to securities which may be purchased under item 1 above;

    (5) Commercial paper; and

    (6) Cash or cash equivalents, such as U.S. Treasury Bills.

B.  Up to 25% of the value of the Company's total assets may consist of:

    (1) Debt securities not included in item A above;

    (2) Securities not included in item A above which may be convertible into or exchangeable for, or carry warrants to purchase, common stock or other interests;

    (3) Preferred stocks; and

    (4) Common stocks.

C. Up to 25% of the value of the Company's total assets may consist of straight debt securities not included in item A or item B above.

In seeking to achieve its objectives, the Company invests and has invested primarily in debt securities rated in the four highest rating categories assigned by nationally recognized rating agencies but, as set forth above, may also invest in other securities such as United States and Canadian Government securities, obligations of or guaranteed by banks, commercial paper and cash equivalents or in debt securities rated below the four highest rating categories, including the lowest rating category, which is reserved for securities in default. The lower the rating category of a debt security, the higher the degree of speculation of an investment in such security, with increased risk of loss of principal and interest and, generally, a volatility of market price which is greater than the average for higher rated securities. The Company's operating policy, however, is generally not to purchase rated debt securities which, at the time of purchase, are rated lower than B- by Standard & Poor's Corporation or Duff & Phelps Inc., or B3 by Moody's Investors Services, Inc. These debt securities are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with their terms. If the rating of a debt security in the Company's portfolio is reduced below B- or B3, as the case may be, after purchase, the Company may either sell the debt security or continue to hold it, depending upon market characteristics. The Company is permitted to buy debt securities which have not been rated by a nationally recognized rating agency if, in the opinion of the Adviser, such unrated debt securities are of comparable quality to the rated debt securities in which the Company may invest.

In making purchases within the policies listed above, the Company will not invest more than 25% of the value of its total assets in restricted securities, which are securities acquired in private placement transactions. Also, the Company will invest at least 80% of the value of its total assets in income producing securities. No assurance can be given that the Company will achieve its investment objectives.

By virtue of items A.(1) or A.(2), the Company is permitted to buy certain debt securities, known as "interest only" mortgage-backed securities, in which the issuer is only obligated to pay a fixed rate of interest based on a stated principal amount, but does not make any principal payments. Each month the stated principal amount is adjusted to reflect both scheduled payments and prepayments of principal on the underlying mortgages. For example, the Company may buy certain debt securities issued by the Federal National Mortgage Association (FNMA), a United States government agency, which carry an additional risk not associated with other FNMA issues. The holder purchases the security at a price which is lower than the holder's expectations of payments of interest from the issuer. If payments of principal on the underlying mortgages are different than the holder's expectation of principal paydowns, then the actual payments of interest by the issuer could be more or less than the holder's expectation of interest payments.

By virtue of items A.(1) or A.(2), the Company is also permitted to buy certain debt securities, known as inverse interest rate floaters. These securities do not carry a fixed rate of interest, but instead pay interest based on a formula which varies inversely with the then current market interest rate (the "formula interest rate"), as reflected by a referenced interest rate on a specific date near the interest payment date (the "interest calculation date"). For example, if the referenced interest rate decreases on an interest calculation date from the referenced interest rate on the prior interest calculation date, then the formula interest rate will increase on that interest calculation date versus the prior interest calculation date. If the referenced rate of interest on the current interest calculation date is different than such rate was on the interest calculation date prior to purchase, then the interest payments received by the holder may be more or less than the holder expected to receive based on the referenced rate in effect on the date of purchase.

The foregoing percentage limitations apply at the time of purchase of securities. The Company may exercise conversion rights, warrants or other similar rights, and securities thereby received or remaining upon the breakup of units or detachment of warrants may be retained to permit advantageous disposition, in each case without regard to the foregoing limitations.

INVESTMENT RESTRICTIONS

The following investment restrictions are deemed fundamental policies and may be changed only by the vote of a "majority" of the Company's outstanding voting securities, which means the lesser of (1) 67% of the Company's outstanding voting securities present in person or by proxy at a meeting of the security holders if more than 50% of the outstanding voting securities are present in person or by proxy or (2) more than 50% of the Company's outstanding voting securities.

The Company will not:

 (1) Issue any senior securities as defined in the Investment Company Act of 1940 (the "1940 Act"), except in connection with borrowing permitted in item 2 below, issuing a class or classes of preferred shares to the extent permitted under the 1940 Act or to the extent investments in interest rate futures contracts or fixed income options permitted in item 20 below are considered to result in the issuance of senior securities.

 (2) Borrow money, except for investment leverage.

 (3) Mortgage, pledge or hypothecate its assets, except in connection with borrowing money as mentioned in item 2 above or the issuance of a class or classes of preferred shares as described in item 1 above. This provision shall not apply to deposits, or similar arrangements, made in connection with the entering into or holding of interest rate futures contracts or purchasing, selling, holding or writing fixed income options.

 (4) Act as underwriter, except to the extent that, in connection with the disposition of restricted portfolio securities, the Company may be deemed to be an underwriter under applicable laws.

 (5) Purchase or sell real estate or interests in real estate, except that the Company may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

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

 (6) Purchase or sell commodities or commodity contracts, except that the Company may enter into interest rate futures contracts or fixed income options and make deposits or have similar arrangements in connection therewith.

 (7) Invest more than 5% of the value of its total assets to the securities of any one issuer (other than cash items and securities of the United States Government or its agencies or instrumentalities), or purchase more than 10% of any class of the outstanding voting securities of any one issuer.

 (8) Invest more than 25% of the value of its total assets in restricted securities, which are securities acquired in private placement transactions.

 (9) Invest more than 25% of the value of its total assets in securities of issuers in any one industry (gas, electric and telephone companies will be considered to be in separate industries, as will banks, finance companies, savings and loan associations, insurance companies and other credit institutions) except that at times when a significant portion of the market for corporate debt securities is composed of issues in the electric utility industry or the telephone utility industry, as the case may be, the Company may invest up to 35% of its assets in the issues of such industry if the Company has cash for such investment and if, in the judgment of management, the return available from such securities and the marketability, quality and availability thereof justify such concentration in light of the Company's investment objectives. The market for corporate debt securities will be considered to be composed of a significant portion of debt securities of either, the electric utility industry or the telephone utility industry, as the case may be, at any time that, to the best of the Company's knowledge, 10% or more of the principal amounts of all new issue offerings of corporate debt securities in principal amounts of $25,000,000 or more and within the four highest grades assigned by Moody's Investors Service, Inc., Standard & Poor's Corporation, or Duff & Phelps Inc., offered within the prior 60-day period or scheduled to be offered during the subsequent 30-day period consists of such issues in such industry.

(10) Purchase or retain the securities of any issuer, if, to the Company's knowledge, those officers or directors of the Company or of the Adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

(11) Make loans to other persons, except for the purchase of debt securities in private placement transactions or public offerings in accordance with the Company's investment objectives and policies and for loans of portfolio securities as described above.

(12) Purchase securities on margin, except that the Company may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, and except that the Company may enter into and hold interest rate futures contracts and purchase, sell, hold or write fixed income options and may make deposits or make similar arrangements in connection therewith.

(13) Participate on a joint or joint and several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities and other accounts under the management of the Adviser or affiliates to save commissions or to average prices among them is not deemed to result in a securities trading account.

(14) Purchase interests in oil, gas, or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production of or transmission of oil, gas or other materials.

(15) Invest in puts, calls or combinations thereof except fixed income options.

(16) Make short sales, except sales "against the box."

(17) Purchase the securities of other investment companies.

(18) Invest for the purposes of exercising control or management.

(19) Purchase securities issued by CNA Financial Corporation or its subsidiaries.

(20) Enter into any interest rate futures contract or write any fixed income option if, immediately thereafter, the sum of (a) the then aggregate futures and option market prices of financial instruments and fixed income options required to be delivered under open futures contract sales of the Company and open fixed income call options written by the Company and (b) the aggregate purchase price under open futures contract purchases of the Company and open fixed income put options written by the Company, would exceed, in the aggregate, an amount equal to the lesser of (i) five percent of the Company's net asset value or (ii) one-third of the total assets of the Company less all liabilities not related to fixed income options written by the Company and interest rate futures contracts.

Notwithstanding item 6, the Company is permitted to buy certain debt securities, known as Principal Exchange Rate Linked Securities (PERLS), in which the interest or principal component is determined by calculating with reference to a formula based on one or more commodities, including currencies, so long as the security does not constitute a commodity or commodity contract. For example, the Company may buy certain debt securities issued by the Federal National Mortgage Association ("FNMA"), a United States government agency, which carry an additional risk not associated with other FNMA issues. They pay interest based upon a specified interest rate and a principal amount denominated in United States dollars. At maturity, the principal is paid in United States dollars, but the amount of principal that will be paid is calculated according to a predetermined formula involving the value of one or more foreign currencies on a particular date near the maturity date (the "principal payment formula"). This kind of security is subject to the risk that the currency that is part of the principal payment formula may be valued at an amount which could cause the principal paid at maturity to be greater or less than the amount of principal upon which the interest rate is calculated.

By virtue of item 8, it would be possible for the Company to invest up to 25% of its assets in restricted securities, which are securities acquired in private placement transactions. Such securities generally may not be resold without registration under the Securities Act of 1933 except in transactions exempt from the registration requirements of such Act. This limitation on resale can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale, the securities are registered under the Securities Act of 1933 at the Company's expense, the Company's expenses would be increased.

By virtue of item 9, it would be possible for the Company to invest up to 70% of its assets in securities of the electric utility and telephone utility industries (up to 35% in each of such industries) if the Company had cash for such investment and if, in the Company's judgment, the return available from such industry, and the marketability, quality and availability of the debt securities of such industry, justified such concentration in light of the Company's investment objectives. However, if sufficient cash was not available or if the securities available did not meet the above-mentioned tests of return, marketability, quality and availability, such concentration would not occur. Also, the Company would not be required to sell portfolio securities in order to make cash available for such concentration, although the Company would not be prohibited from doing so. Furthermore, the Company's ability to so concentrate its assets would always be contingent upon compliance with other applicable investment restrictions. Concentration of the Company's assets in either the electric utility or the telephone utility industries could result in increased risks. Risks of investments in either industry may arise from difficulties in obtaining an adequate return on capital because of financing costs and construction programs and the fact that regulatory authorities might not approve rate increases sufficient to offset increases in operating expenses. In addition, risks of investments in the electric utility industry may arise from environmental conditions, fuel shortages and government-mandated energy conservation programs.

By virtue of item 20, the Company has a limited ability to enter into interest rate futures contracts and to write fixed income options. Interest rate futures contracts and fixed income options create an obligation by the Company to purchase or to sell a specific financial instrument at a specified future time at a specified price. The principal risk of interest rate futures contracts and fixed income options is that unexpected changes in the general level of interest rates could adversely affect the value of the investment. The Company has not written fixed income options for several years and has never entered into interest rate futures contracts.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All persons who become registered holders of Common Stock (other than brokers and nominees of banks or other financial institutions) automatically become participants ("Participants") in the Company's Dividend Reinvestment Plan (the "Plan") 15 days thereafter unless they file a written election to terminate participation with the Company's Transfer Agent.

The Plan is administered by William O'Neill & Co., Inc., the Company's Purchasing Agent (the "Purchasing Agent"). Under the Plan, dividends and other distributions are automatically invested in additional full and fractional shares of Common Stock. Whenever the Company declares a dividend or other distribution payable in cash or shares of Common Stock, the Purchasing Agent, on behalf of Participants, will elect to take the dividend in shares at net asset value whenever the net asset value as of the close of business on the record date of such dividend is lower than the market price plus brokerage commission as of the close of business on such day. If the net asset value of the share is higher than the market price plus applicable commissions, the Purchasing Agent consistent with seeking the best price and execution, will buy shares of Common Stock in the over-the-counter market or on a national securities exchange, as the case may be, for Participants' accounts. There can, of course, be no assurance that shares of Common Stock will be available in sufficient supply in the market at a price lower than net asset value to satisfy any requirements of the Plan. If shares are not available in sufficient supply at such price, the Purchasing Agent will invest the balance of its cash on hand in shares of Common Stock whose cost plus brokerage commission will equal or exceed the net asset value per share on the record date. The number of shares of Common Stock received by each Participant will be based on the average cost of shares purchased by the Purchasing Agent. Purchases for the Plan on the open market usually constitute a significant percentage of all shares of Common Stock traded on the New York Stock Exchange on the dates that such purchases are made.

Participants may make voluntary payments into the Plan of not less than $25.00. Such voluntary payments will be accumulated until the end of the month in which they are received and then invested by BNY Brokerage Inc. in shares of Common Stock purchased in the over-the-counter market or on a national securities exchange. The Participant is responsible for paying any brokerage commissions charged by BNY Brokerage Inc. for the purchase of such shares. Voluntary payments may not be used to purchase shares from the Company.

Brokers and nominees of banks or other financial institutions may elect to be included in the Plan. Participants may terminate their participation in the Plan at any time and elect to receive declared dividends and other distributions in cash by notifying the Transfer Agent in writing. There is no penalty for termination of participation in the Plan. Participants withdrawing from the Plan may rejoin at any time.

Under certain circumstances, Participants may receive benefits through the Plan not available to shareholders who do not participate in the Plan. In many

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

cases, the shares of closed-end investment companies trade at a discount from their net asset value, although in some cases shares of such companies trade at a premium over net asset value. If dividends and other distributions are received in shares at net asset value when the market price is higher than net asset value, the Participant will receive shares having a market value in excess of the cash value of the dividends or distribution.

All costs of administering the Plan are borne by the Company, and thus, indirectly by its shareholders, including those not participating in the Plan. Brokers' commissions are not treated as costs of administering the Plan.

The Company reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice thereof sent to Participants at least 30 days before the record date for such distribution.

                                   DIRECTORS

      Edward S. Bottum
      Franklin A. Cole
      Richard W. Dubberke
      Marilou R. McGirr
      David G. Taylor
      David J. Vitale

                                    OFFICERS

      Marilou R. McGirr,
        Chairman & President
      Richard W. Dubberke,
        Vice President & Treasurer
      Meghan K. Johnson,
        Vice President &
        Assistant Treasurer
      Douglas B. Schaeffer,
        Vice President
      Lynne Gugenheim,
        Secretary
      Mitchell T. Butowski,
        Assistant Secretary

                                PRINCIPAL OFFICE

                            CNA Income Shares, Inc.
                                   CNA Plaza
                            Chicago, Illinois 60685
                                 (312) 822-4181

                                    ADVISER

                         Continental Assurance Company
                    (one of the CNA underwriting companies)

                                   CUSTODIAN

                            The Chase Manhattan Bank
                           One Chase Manhattan Plaza
                            New York, New York 10081

                                    AUDITORS

                             Deloitte & Touche LLP
                                Two Hilton Court
                       Parsippany, New Jersey 07054-0319

                                 TRANSFER AGENT

                              The Bank of New York
                                 1-800-432-8224

               E-Mail Address: Shareowner-svcs@email.bankofny.com

                                                   Send Certificates For Transfer and
      Address Shareholder Inquiries To:                    Address Changes To:
            Shareholder Relations                          Receive and Deliver
              Department - 11E                              Department - 11W
               P.O. Box 11258                                P.O. Box 11002
            Church Street Station                         Church Street Station
             New York, NY 10286                            New York, NY 10286

    Answers to many of your shareholder questions and requests for forms are available by visiting
                       The Bank of New York's Website at:
                           http://stock.bankofny.com